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                                                                    Exhibit 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission (the "10-Q Report") that:

         (1)      the 10-Q Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         The undersigned have executed this Certification effective as of August 12, 2002.


                                       /s/ Ronald A. Drapeau
                                       -----------------------------------------
                                       Ronald A. Drapeau,
                                       Chairman, President and Chief
                                       Executive Officer


                                       /s/ Bradley J. Holiday
                                       -----------------------------------------
                                       Bradley J. Holiday,
                                       Executive Vice President and Chief
                                       Financial Officer